UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

United States Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Strand Street
Frederiksted, United States Virgin Islands 00840-3531
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2014, the Board of Directors of Altisource Asset Management Corporation (the “Company”) elected Salah Saabneh as a director of the Company. Mr. Saabneh previously served as a director of the Company from December 2012 to February 2013 and served as Executive Vice President, Corporate Development of the Company from February 2013 to October 2014. There are no arrangements or understandings between Mr. Saabneh and any other person for his election as a director.

On December 12, 2014, Adam D. Appleby resigned from his position as Chief Operating Officer of the Company. Effective December 15, 2014, the Company appointed Ryan N. Folger as Vice President of Operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Altisource Asset Management Corporation
Date: December 16, 2014	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary

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